Income taxes - Summary of Net Deferred Tax Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Deferred tax assets:
Net operating loss carryforwards	$ 25,023	$ 10,183
Research and development tax credit carryforwards	5,998	2,878
Deferred rent	4,740	0
Other	1,469	1,701
Total deferred tax assets	37,230	14,762
Deferred tax liabilities:
Property and equipment	(4,117)	(516)
Total deferred tax liabilities	(4,117)	(516)
Valuation allowance	(33,113)	(14,246)
Net deferred tax assets	$ 0	$ 0